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Buckingham Research Group Inc.
Buckingham Research Group Inc.
Annual Boston Chemical
Annual Boston Chemical
Technology Conference
Technology Conference
June 27, 2006
June 27, 2006
Exhibit 99.2
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Attending Today
Attending Today
Joseph D. Rupp Chairman, President and Chief
Executive Officer
John E. Fischer Vice President and Chief Financial
Officer
John L. McIntosh President, Chlor Alkali Products
Larry P. Kromidas Assistant Treasurer and Director,
Investor Relations
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Company Overview
Company Overview
All financial data are for the year ending 2005 and quarter ending March 2006 and are presented in millions of U.S. dollars except for earnings per share.  Shown above is income before taxes from continuing operations.  Additional information is available on Olin’s website www.olin.com in the Investor Relations section.
Winchester Chlor Alkali
North American Producer of
Chlorine and Caustic Soda
FY 2006  Q1 2006
Revenue: $610      $174
Income:  $237      $  74
North American Producer of
Ammunition
FY 2005    Q1 2006
Revenue: $345         $ 90
Income:  $8         $   4
Metals
Specialty Copper-Based Products
& Related Engineered Materials
FY 2005    Q1 2006
Revenue: $1,403        $461
Income:  $34        $  21
Revenue:  $2,358 $725
Pretax Operating Inc.: $   226 $ 54
EPS (Diluted):  $  1.86 $ .47
Olin
FY 2005        Q1 2006
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Olin Vision
Olin Vision
To be a leading Basic Materials company delivering
attractive, sustainable shareholder returns
• Being low cost, high quality producer and #1 or #2
supplier in the markets we choose to serve
• Providing excellent customer service and
advanced technological solutions
• Following our customers globally where we can
do it profitably
• Generating returns above the cost of capital over
the economic cycle
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Olin Corporate Strategy
Olin Corporate Strategy
1.   Build on current leadership positions in Chlor-Alkali,
Metals and Ammunition
• Improve operating efficiency and profitability
• Integrate downstream selectively
• Expand globally
2.   Allocate resources to the businesses that can create the
most value
3.   Manage financial resources to satisfy legacy liabilities
TRS in Top Third S&P Mid Cap 400
ROCE Over Cost of Capital Over the Cycle
Olin Corporation Goal:  Superior Shareholder Returns
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2005 Highlights
2005 Highlights
• Significant improvement in Chlor Alkali Products
Pricing
• Unprecedented cost increases in natural gas and
commodity metals
• Corporate restructuring and relocation completed
• Environmental recoveries of $50 million for costs
incurred and expensed in prior periods
• Voluntary pension contribution of $6 million
• Debt of $52 million repaid
• Increase in cash by $150 million
• Hurricane impacts on customers and rail system
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First Quarter 2006
First Quarter 2006
• Record ECU netbacks resulted in record quarterly
Chlor Alkali Products earnings of $73.9 million
• Continued cost increases for copper and zinc
hindered Metals results
• Metals restructuring charge of $15.7 million
substantially offset by $13.5 million LIFO
inventory gain
• Higher year-over-year pension costs ($3MM) and
expensing of stock options ($1MM)
• Earnings per diluted share of $.47
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Second Quarter 2006 Outlook
Second Quarter 2006 Outlook
• Chlor Alkali Products lower ECU netbacks in
second quarter versus first quarter, but higher than
2005 levels
• Metals earnings are projected to be lower than the
first quarter of 2006 due to higher copper, natural
gas and other costs
• Winchester expected second quarter 2006 earnings
to be lower than Q1 due to normal seasonal
factors, but in line with second quarter of 2005
• On April 28
th
we projected our EPS to be in the
$.40 per diluted share range in the second quarter
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• Be the preferred merchant supplier to non-integrated
chlor alkali customers
• Continue to drive cost improvements through
manufacturing and logistic optimization
• Continue our partnership philosophy with our
customers
• Significant opportunities to increase the value of the
business at modest capital cost
• Be a strong cash generator and value enhancer to Olin
Corporation
Olin’s Chlor Alkali Strategy
Olin’s Chlor Alkali Strategy
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Olin Chlor Alkali Products
Olin Chlor Alkali Products
Products
Products
End Uses
End Uses
Fertilizer, soaps and detergents, cleaning
products, food processing, Deicers, CRT
Monitors
Potassium Hydroxide (KOH)
Paper and clay bleaching
Textile dye reducing agent
Sodium Hydrosulfite
Food Products Hydrochloric Acid
Industrial & institutional cleaners, Water
treatment, consumer bleach
Sodium Hypochlorite
Pulp & paper processing, chemical
manufacturing, water purification,
manufacture of vinyl chloride, bleach,
swimming pool chemicals & urethane
chemicals
Chlorine / Caustic Soda
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Olin Has Leading Capacity Share in
Olin Has Leading Capacity Share in
Eastern U.S.
Eastern U.S.
Source: CMAI Chlor Alkali Report
•
4
th
Overall in U.S. Capacity
•
Largest Producer East of
the Mississippi River
•
Olin Has 1.24 Million tons
ECU Capacity Per Year
(1)
•
A $10 / ECU Change
Equates to an $11 Million
Change in Pretax Income at
Full Capacity, or $.11 per
share @ 37% tax rate
Dow
32%
Occidental
21%
PPG
12%
Olin
8%
Formosa
6%
Pioneer
5%
Georgia Gulf
3%
Bayer
2%
Other
11%
(1)
Includes 50% of SunBelt
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North America
2005 Chlorine Demand
Domestic Demand = 12.4 Million Metric Tons
Prepared exclusively for Olin
Houston London
Singapore
Dubai
12
Mexico
2%
Canada
5%
United States
93%
Vinyls
38%
Chlorinated
Inter.
9%
Inorganics
6%
Pulp & Paper
1%
Water Treatment
6%
Others
14%
Organics
26%
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North America
2005 Caustic Soda Demand
Domestic Demand = 13.0 Million Dry Metric Tons
Prepared exclusively for Olin
Houston London
Singapore
Dubai
Mexico
4%
Canada
10%
United States
86%
Pulp & Paper
24%
Alumina
4%
Soaps/Detergents/
Textiles
11%
Organics
25%
Inorganics
23%
Water Treatment
3%
Others
10%

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North America Chlor Alkali Forecast
North America Chlor Alkali Forecast
North North America America Chlor Chlor Alkali Alkali Capacity Capacity
Reductions 2000 Through 2006 Reductions 2000 Through 2006
North America Chlor Alkali  Capacity North America Chlor Alkali  Capacity
Expansions 2000 Through 2006 Expansions 2000 Through 2006
160,000 Ft. Saskatchewan Dow
201,000 Baton Rouge, LA Formosa Plastics
2,036,000 Total Reductions
5,000 Albany, OR Oremet
40,000
36,000
Vicksburg, MS
(3 locations)
Cedar Chem
Georgia Pacific
80,000 Orrington, ME Holtra Chem
145,000 Delaware City, DE OXY
198,000 Gramercy, LA La Roche
187,000 Portland, OR Atofina
214,000 Tacoma, WA Pioneer
395,000 Deer Park, TX Oxy Vinyls LP
375,000 Plaquemine, LA Dow
Short Tons as
Chlorine Location Company
Source: Olin Data
Reductions 2,036,000
Additions (382,000)
Total Reductions  1,654,000
382,000 Total  Additions
70,000 Mobile, AL SunBelt
22,000 Various Sites Oxy
80,000 Calvert City, KY Westlake
210,000 Geismer, LA Vulcan C-A
Short  Tons as
Chlorine Location Company
484,000* Total Announced Changes
2008 (154,000) Muscle Shoals, AL Oxy
88,000
220,000
330,000
Short  Tons
as Chlorine
2006 Longview, WA Equachlor
Delayed Baytown, TX Bayer
2007/2008 Plaquemine, LA Shintech
Timing Location Company
Annual demand growth at 0.8%/Yr = 110,000 Short Tons/Yr
* Includes delayed capacity
Announced Future Capacity Changes Announced Future Capacity Changes
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Chlor
Chlor
Alkali
Alkali
Products
Products
• Chlorine and Caustic contracts resetting in 2006
• Hurricanes did not damage any Olin plants, but
disrupted customers and rail lines
• Higher transportation and energy costs, Olin system
less dependent on natural gas
• Co-product strategies / expansions
– Bleach - Hydrochloric Acid
ECU Netbacks 2005 2006
1st Quarter $ 485 $590
2nd Quarter $ 505
3rd Quarter $ 515
4th Quarter $ 545
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Prepared exclusively for Olin
Houston London
Singapore
Dubai
Contract Chlorine (Chem, FOB USGC) Contract Caustic (Diaph, FOB USGC)
ECU Value ECU Cash Margin
U.S. Chlor-Alkali Annual ECU Economics
0
100
200
300
400
500
600
700
800
900
00 01 02 03 04 05 06 07 08 09 10
0
91
181
272
363
454
544
635
726
816
Forecast
Dollars Per Metric Ton Dollars Per Short Ton
Market Price Methodology
April 2006 Forecast

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Olin’s Chlor Alkali Contracts
Olin’s Chlor Alkali Contracts
• Olin contracts nearly 100% of its chlorine and
caustic sales
• On about two-thirds of the chlorine and caustic
volumes, prices change quarterly, with a
combination of formula-based and negotiated
pricing, the balance is renegotiated annually or
semi-annually
• Many contracts have a one quarter lag in them,
which delays price increases in a tightening
market, but helps in a softening market
• Competitive forces dictate contract duration and
terms
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• Olin’s electricity costs have increased over the last five years, but have remained well below Natural Gas
generated electricity prices
• Olin purchases power from Utilities that generate
electricity principally from coal, nuclear and hydro
sources
• We, and others, believe that higher Natural Gas prices
have raised the floor on ECU prices for the future
($1 / MMBTU = $25-$35 / ECU)
Olin’s Energy Position
Olin’s Energy Position
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Metals
Metals
• Olin is the leading manufacturer of copper alloy
strip and brass rod in the U.S.
• Our large size provides economies of scale and
manufacturing efficiencies
• Olin possesses leading technology position
• Olin is a leader in copper alloy R&D
• Olin is the leading copper based sheet and strip
distributor in the U.S.
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Metals
Metals
• Volumes in the first quarter were up 11% for the
strip business, but down 5% in rod over the fourth
quarter of last year
• Higher natural gas prices and metal melting losses
due to higher copper prices reduced earnings by
$4.2 million from first quarter 2005 to first quarter
of 2006
• Actions initiated to reduce costs $9 to $10 million
annually include the shut down of Waterbury
Rolling Mills plant and consolidation of
production to East Alton, and overhead reductions.
Benefits of these actions to be realized in second
half of 2006
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Metals Outlook
Metals Outlook
• Earnings improvement opportunities through the
likely combination of plant closures, realignments
and headcount reductions to be completed in 2006
• Aggressively pursuing energy surcharges and price
increases to combat the unprecedented cost
increases in copper and zinc
• Limited expansion of our China distribution facility
by adding stamping capabilities
• We believe that we are the low cost metals
producer in the U. S. putting us in a preferred
position with regards to profitability
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Winchester Products
Winchester Products
Products
Products
End Uses
End Uses
Maintenance applications in power & concrete
industries, powder-actuated tools in construction
industry
Industrial products -- 8
gauge loads & powder-
actuated tool loads
Infantry and mounted weapons Small caliber military
ammunition
Hunters & recreational shooters, law
enforcement agencies
Winchester ® sporting
ammunition -- shot-
shells, small caliber
centerfire & rimfire
ammunition
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Winchester
Winchester
• Higher sales volumes to commercial, military and
law enforcement customers were more than offset
by increased copper, lead, steel and resin costs
• Price increases announced for 2006 to offset
higher commodity prices
• Cost improvements through relocation of rimfire
operations to Oxford, MS facility
• Olin, as part of the General Dynamics team, was
awarded the second source small caliber
ammunition contract – we expect military sales to
increase by about 13% from 2005 to 2006
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Financial Highlights
Financial Highlights
• 2005 cash generation supported by use of
approximately $60 million of net operating loss
carryforwards
• Recovery of $50 million of environmental costs
offset higher legal and legal related costs
• Repaid $52 million of debt in 2005, modest
amounts due in 2006
• $6 million voluntary pension contribution in
September 2005
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Financial Highlights
Financial Highlights
(continued)
(continued)
• 2006 pension expense expected to increase by
approximately $10 million over 2005
• Pension plan frozen to new salaried and East
Alton bargain unit employees
• Expensing $3 million of stock options begins 2006
• 2006 effective tax rate expected to be in the 37%
range
• Capital spending levels are expected to be slightly
more than 2006 projected depreciation of $74
million
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Investment Rationale
Investment Rationale
• Improved performance based on
– Relatively high ECU prices
– Cost reductions and restructuring in Metals
– Cost reductions and increased Military revenue
in Winchester
• Strong financial discipline
• Commitment to investment grade credit rating
• At recent price levels, dividend yield
approximately 4.5% to 4.75%
• Dividend for 318 consecutive quarters
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Forward-Looking Statements
Forward-Looking Statements
This presentation contains estimates of future
performance, which are forward-looking
statements and results could differ materially from
those anticipated in the forward-looking
statements.  Some of the factors that could cause
actual results to differ are described in the
business and outlook sections of Olin’s Form 10-
K for the year ended December 31, 2005 and in
Olin’s First Quarter 2006 Earnings Release. These
reports are filed with the U.S. Securities and
Exchange Commission.
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